UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): August 19, 2004

SCANNER TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

New Mexico
(State or Other Jurisdiction of Incorporation)

000-08149	85-0169650
(Commission File Number)	(IRS Employer
Identification No.)

14505 21St Avenue North, Suite 220
Minneapolis, Minnesota 55447
(Address of Principal Executive Offices) (Zip Code)

(763) 476-8271
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

        On August 19, 2004, Scanner Technologies Corporation issued a press release announcing the sale in a private placement of 1,150,000 Units, with each Unit consisting of one share of Common Stock and a warrant to purchase one share of Common Stock, to Barron Partners, L.P. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01.   Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1	Press Release dated August 19, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2004

SCANNER TECHNOLOGIES CORPORATION
By: /s/ Elwin M. Beaty
Elwin M. Beaty President, Chief Executive Officer and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCANNER TECHNOLOGIES CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
August 19, 2004	000-08149

SCANNER TECHNOLOGIES CORPORATION

EXHIBIT NO.	ITEM
99.1	Press Release dated August 19, 2004